SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                              July 17, 1996

                  ________________________________



                    INTERNATIONAL NURSING SERVICES, INC.
       (Exact name of registrant as specified in its charter)


Colorado                       0-24768                    84-1123311
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                         360 S. Garfield St., Suite 400
                             Denver, Colorado 80209
                   (Address of principal executive offices)


                                (303) 393-1515
            (Registrant's telephone number, including area code)




Item 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1) and the 7(b)(1), the Registrant is filing the required financial statements of the Subisidary and the related pro forma financial statements as an amendment to the Form 8-K.



        UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


The following unaudited pro forma combined statements of operations for the year ended December 31, 1995 and six months ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of International Nursing Services, Inc. and Stat Health Care Services, Inc. effective July 17, 1996, including the related pro forma adjustments described in the notes thereto. The transaction between International Nursing Services, Inc. and Stat Health Care Services, Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma combined statements of operations have been prepared as if the proposed transaction occurred on January 1, 1995 and January 1, 1996, respectively. The unaudited pro forma balance sheet has been prepared as if the proposed transaction occurred June 30, 1996. These pro forma financial statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 include the results of operations of International Nursing Services, Inc. and Stat Health Care Services, Inc.

The unaudited pro forma combined statements of operations and the unaudited pro forma combined balance sheet should be read in conjunction with the separate historical financial statements and notes thereto of International Nursing Services, Inc. and Stat Health Care Services, Inc.
           Unaudited Pro Forma Combined Statements of Operations
                       Year Ended December 31, 1995

                              International         Stat Health
                                 Nursing               Care
                                Services,            Services
                                  Inc.                  Inc.        Total
Net revenues                  $12,978,000          $ 5,625,000     $18,603,000

Direct cost of services        10,278,000            4,096,000      14,374,000

Gross margin                    2,700,000            1,529,000       4,229,000

Operating expenses              5,296,000              968,000       6,264,000

Impairment of goodwill          1,300,000                   -        1,300,000

Income (loss) from operations  (3,896,000)             561,000      (3,335,000)

Interest expense                  715,000               47,000         762,000

Net income (loss)              (4,611,000)             514,000      (4,097,000)

Preferred stock dividends         876,000                   -          876,000

Net (loss) income applicable to
common stockholders           $(5,487,000)             514,000      (4,973,000)

Pro forma (loss) per common
share                         $     (5.05)

Pro forma weighted average of
common shares outstanding       1,086,147

Continued on next page.



                                      Pro Forma Adjustments      Pro Forma
                           Total        Debit       Credit        Combined
Net revenues            $18,603,000                             $18,603,000

Direct cost of
 services                14,374,000                              14,374,000

Gross margin              4,229,000                               4,229,000

Operating expenses        6,264,000   128,000(3)                  6,399,000
                                        7,000(9)
Impairment of
 goodwill                 1,300,000                               1,300,000

Income (loss) from
 operations              (3,335,000)  135,000                    (3,470,000)

Interest expense            762,000                 47,000(6)       715,000

Net income (loss)        (4,097,000)  135,000       47,000       (4,185,000)

Preferred stock
 dividends                  876,000   190,000(8)                  1,066,000

Net (loss) income
 applicable to common
 stockholders           $(4,973,000)  325,000       47,000       (5,251,000)

Pro forma (loss) per
 common share                                                        $(1.88)

Pro forma weighted
average of common
shares outstanding                                                2,798,147



           Unaudited Pro Forma Combined Statements of Operations
                      Six Months Ended June 30, 1996

                                   International
                                      Nursing         Stat Health
                                     Services        Care Services
                                        Inc.              Inc.          Total
Net revenues                      $ 6,580,000         $ 2,658,000   $ 9,238,000

Direct cost of services             4,845,000           1,920,000     6,765,000

Gross margin                        1,735,000             738,000     2,473,000

Operating expenses                  1,473,000             480,000     1,953,000

Income from operations                262,000             258,000       520,000

Interest expense                      257,000              31,000       288,000

Interest income                         5,000             227,000       232,000

Preferred stock dividends            (441,000)                 -       (441,000)

Net income applicable to common
 stockholders                     $   446,000          $  227,000     $ 673,000

Pro forma income per common
 share                            $       .09

Pro forma weighted average of
common shares outstanding           4,770,755

Continued on next page.

                                    Pro Forma Adjustments      Pro Forma
                            Total      Debit     Credit         Combined
Net revenues             $ 9,238,000                           $ 9,238,000

Direct cost of
 services                  6,765,000                             6,765,000

Gross margin               2,473,000                             2,473,000

Operating expenses         1,953,000   64,000(3)                 2,020,000
                                        3,000(9)
                                       67,000
Income from
 operations                  520,000                               453,000

Interest expense             288,000               31,000(6)       257,000

Net income                   232,000   67,000       31,000         196,000

Preferred stock
 dividends                  (441,000)  95,000(8)                  (346,000)

Net income
 applicable to common
 stockholders             $  673,000  162,000       31,000         542,000

Pro forma income per
 common share                                                      $   .08

Pro forma weighted
average of common
shares outstanding                                               6,482,755


                Unaudited Pro Forma Combined Balance Sheet
                               June 30, 1996

                                   International
                                      Nursing       Stat Health
                                     Services,    Care Services
                                       Inc.            Inc.           Total
            Assets
Current assets
 Cash                              $     -         $       -        $      -
 Accounts receivable, net          2,490,000         1,891,000      4,381,000
 Prepaid expenses and other           22,000            34,000         56,000
   Total current assets            2,512,000         1,925,000      4,437,000

Property and equipment, net          359,000            12,000        371,000

Other assets
 Deposits                                -              10,000         10,000
 Intangible assets, net            2,143,000                -       2,143,000

Total assets                      $5,014,000        $1,947,000     $6,961,000

Liabilities and Stockholders' Equity

Current liabilities
  Checks written in excess of
  bank balance                    $   37,000        $  173,000     $  210,000
  Notes payable, including
   current portion of long-term
   debt                              178,000           775,000        953,000
  Advances under financing
   agreement                       1,687,000                -       1,687,000
 Accounts payable                    723,000            10,000        733,000
 Accrued expenses                    491,000           156,000        647,000
 Deferred income tax                      -            211,000        211,000
     Total current liabilities     3,116,000         1,325,000      4,441,000

Long-term debt                        73,000                -          73,000

Stockholders' equity
 Preferred stock                          -                 -              -
 Common stock                          4,000                -           4,000
 Dividends payable                        -                 -              -
 APIC                              7,392,000             5,000      7,397,000
 Treasury stock                           -           (400,000)      (400,000)
 Retained earnings
  (accumulated deficit)           (5,571,000)        1,017,000     (4,554,000)
     Total equity                  1,825,000           622,000      2,447,000

Total liabilities and
 stockholders' equity            $ 5,014,000         1,947,000      6,961,000

Continued on next page.

                                         Pro Forma Adjustments      Pro Forma
      Assets           Total             Debit         Credit        Combined
Current assets
 Cash                $       -         1,800,000(7)  1,550,000(1)  $   150,000
                                                       100,000(9)
 Accounts
  receivable, net     4,381,000                      1,891,000(2)    2,490,000
   Prepaid expenses
    and other            56,000                         34,000(2)       22,000
     Total current
      assets          4,437,000        1,800,000     3,575,000       2,662,000

Property and
 equipment, net         371,000           10,000(1)     12,000(2)      369,000

Other assets
 Deposits                10,000                         10,000(2)            -
  Intangible assets,
   net                2,143,000        1,916,000(1)                  4,159,000
                                         100,000(9)

Total assets         $6,961,000       $3,826,000    $3,597,000      $7,190,000

  Liabilities and
Stockholders' Equity

Current liabilities
 Checks written in
  excess of bank
  balance            $ 210,000          173,000(2)                  $   37,000
 Notes payable,
  including current
  portion of long-term
  debt                 953,000          775,000(2)                     178,000
 Advances under
  financing
  agreement          1,687,000                                       1,687,000
 Accounts payable      733,000           10,000(2)                     723,000
 Accrued expenses      647,000          156,000(2)                     491,000
 Deferred income tax   211,000          211,000(2)                           -
      Total current
       liabilities   4,441,000        1,325,000                      3,116,000

Long-term debt          73,000                                          73,000

Stockholders' equity
 Preferred stock            -                       1,800,000(7)     1,800,000
 Common stock            4,000                                           4,000
 Dividends payable          -                                               -
 APIC                7,397,000           5,000(2)     376,000(1)     7,768,000
 Treasury stock       (400,000)                       400,000(2)            -
 Retained earnings
  (accumulated
  deficit)          (4,554,000)      1,017,000(2)                   (5,571,000)
     Total equity    2,447,000       1,022,000      2,576,000        4,001,000

Total liabilities
 and stockholders'
 equity            $ 6,961,000     $ 2,347,000    $ 2,576,000      $ 7,190,000





     Notes to Unaudited Pro Forma Combined Financial Statements


The   following  adjustments  are  related  to  the  business   combination
between  International  Nursing  Services,  Inc.  (INS)  and  Stat   Health
Care Services, Inc. (STAT).

1. To record the acquisition of Stat Health Care Services, Inc. fixed assets and goodwill for $1,926,000. INS paid $1,550,000 cash, issued 200,000 shares of INS common stock valued at $1.88 and warrants to purchase 125,000 shares of INS common stock at $1.88 per share.

                   Asset Category            Valuation

                    Fixed assets            $ 10,000
                    Goodwill               1,916,000

                    Total purchase
                     price                $1,926,000

2.   To eliminate assets, liabilities and equity not being assumed by INS.

3.   To reflect amortization of the $1,916,000 of goodwill over 15 years.

4. To eliminate interest expense associated with long term debt not assumed by INS in the purchase.

5. To record the proceeds received to consummate the purchase which consisted of a private placement of 189 units at $10,000 per unit of a new class of convertible preferred stock. The new class of convertible preferred stock carries a 10% dividend payable quarterly. Net proceeds from the private placement were approximately $1,800,000.

6. To record the quarterly 10% dividend on the convertible preferred stock of which the proceeds were used for the STAT acquisition.

7.   Record acquisition costs of  $100,000 and amortization over 15 years.

8. No pro forma income tax effect is recognized as INS has approximately $5,500,000 of net operating loss carryforwards, the benefit of which has been fully allowed for.





                          Table of Contents



Independent Auditors' Report                                     F-1

Financial Statements

   Balance Sheets                                                F-2

   Statements of Operations                                      F-3

   Statement of Changes in Stockholders' Equity                  F-4

   Statements of Cash Flows                                      F-5

Notes to Financial Statements                                    F-6







                    INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders
Stat Health Care Services, Inc.
Bronx, New York



We have audited the balance sheet of Stat Health Care Service, Inc. as of December 31, 1995 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stat Health Care Services, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.




                             /s/ Ehrhardt Keefe Steiner & Hottman PC
                                 Ehrhardt Keefe Steiner & Hottman PC
August 7, 1996
Denver, Colorado

                           Balance Sheets

                                             December 31,      June 30,
                                                 1995            1996
                                                              (Unaudited)
                                Assets
Current assets
  Accounts receivable, net of allowance of
   $52,000 (1995) and $92,000 (1996) (Note
   3)                                       $ 1,845,116       $ 1,890,752
 Prepaid expenses                                24,847            34,224
   Total current assets                       1,869,963         1,924,976

Furniture and equipment, net of
 accumulated depreciation of $10,519
 (1995) and $12,301 (1996) Note 3)               13,353            11,570

Other assets
 Deposits                                         9,985             9,985

Total assets                                $ 1,893,301       $ 1,946,531

                 Liabilities and Stockholders' Equity
Current liabilities
 Bank overdraft                             $    89,129       $   173,305
 Notes payable - officer (Note 3)                   -             200,000
 Note payable - bank (Note 3)                   500,000           575,000
 Accounts payable                                10,000             9,924
 Accrued expenses                               153,013           155,685
 Deferred income taxes (Note 6)                 205,000           211,000
   Total current liabilities                    957,142         1,324,914

Commitments (Note 4)

Stockholders' equity
  Common stock, $.10 par value, 200,000
   shares authorized, 2,000 issued and
   outstanding                                     200                200
  Additional paid-in capital                     4,800              4,800
  Retained earnings                            931,159          1,016,617
                                               936,159          1,021,617

 Less treasury stock, 500 shares at cost            -            (400,000)
                                               936,159            621,617

Total liabilities and stockholders'
 equity                                    $ 1,893,301        $ 1,946,531

                      Statements of Operations

                               For the Year Ended    For the Six Months Ended
                                  December 31,               June 31,
                               1994         1995       1995           1996
                                                            (Unaudited)
Net revenues               $ 5,434,769 $ 5,624,959  $2,688,104   $ 2,657,979
Direct patient care          3,766,994   4,096,493   1,981,559     1,920,352
 Gross margin                1,667,775   1,528,466     706,545       737,627

General and administrative
 expense                       908,835     968,119     426,183       480,115

Income from operations         758,940     560,347     280,362       257,512

Interest expense                61,193      46,768      22,576        30,674

Net income before provision
 for income taxes              697,747     513,579     257,786       226,838

Income taxes (Note 6)           68,560      70,394      13,416        25,380

Net income before pro forma
 adjustment                    629,187     443,185     244,370       201,458

Pro forma adjustment -
 provision for income taxes    213,923     150,683      83,086        68,496

Pro forma net income         $ 415,264   $ 292,502   $ 161,284    $  132,962


                  Statement of Changes in Stockholders' Equity

                Common Stock          Additional
           Number of                   Paid-in   Treasury   Retained
            Shares       Amount        Capital    Stock     Earnings   Total
Balance,
 December 31,
 1993        2,000        $200        $4,800   $     -    $  382,326  $  387,326

Distributions
  to stock-
  holders       -            -             -         -      (164,731)  (164,731)

Net income      -            -             -         -       629,187    629,187

Balance,
 December 31,
 1994        2,000         200         4,800         -       846,782    851,782

Distributions
 to stock-
 holders        -            -             -          -     (358,808)  (358,808)

Net income      -            -             -          -      443,185    443,185

Balance,
 December 31,
 1995        2,000        200          4,800          -      931,159    936,159

Purchase of
 treasury stock
 (unaudited)
 (Note 9)       -           -              -     (400,000)        -    (400,000)

Distributions
 to stock-
 holders
 (unaudited)    -           -              -           -    (116,000)  (116,000)

Net income
 (unaudited)    -           -              -           -      201,458   201,458

Balance,
 June 30, 1996
 (unaudited) 2,000         200          4,800    (400,000)  1,016,617   621,617

                      Statements of Cash Flows

                                For the Year Ended      For the Six Months Ended
                                  December 31,                  June 30,
                                 1994        1995         1995            1996
                                                               (Unaudited)
Cash flows from operating
 activities
  Net income                 $ 629,187    $  443,185  $  244,370     $ 201,458
  Adjustments to reconcile
   net loss to net cash used
   in operating activities
    Deferred income taxes       17,000        21,000     (24,000)         6,000
    Depreciation and
     amortization                2,481         3,079       1,239          1,783
     Change in operating assets
      and liabilities
      Accounts receivable      (54,724)     (141,507)    138,376        (45,636)
      Prepaid expenses and
       other                        -        (24,847)     (8,338)        (9,377)
         Accounts payable and
          accrued expenses     (85,036)      (10,302)     63,595          2,596
                              (120,279)     (152,577)    170,872        (44,634)
            Net cash provided
             by operating
             activities        508,908       290,608     415,242        156,824

Cash flows from investing
 activities
  Purchase of property and
   equipment                        -         (3,540)          -              -
            Net cash used in
             investing
             activities             -         (3,540)          -              -

Cash flows from financing
 activities
  Bank overdrafts              (94,177)       71,740     (17,389)        84,176
  Proceeds from issuance of
   note payable -officer            -             -           -         200,000
  Net change in note payable -
   bank                       (250,000)           -     (150,000)        75,000
  Purchase of treasury stock        -             -           -        (400,000)
  Distributions paid          (164,731)     (358,808)   (247,387)      (116,000)
           Net cash used in
            financing
            activities        (508,908)     (287,068)   (414,776)      (156,824)

Net increase in cash                -             -          466              -

Cash, beginning of period           -             -           -             -

Cash, end of period          $      -      $      -     $    466     $      -

Supplemental disclosure of cash flow information:
     Cash paid during the period for interest was $61,060 and $50,102 for the years ended December 31, 1994 and 1995, respectively and $22,609 and $25,174 for the six months ended June 30, 1995 and 1996, respectively.

     Cash paid during the period for income taxes was $46,560 and $53,179 for the years ended December 31, 1994 and 1995, respectively and $37,416 and $23,903 for the six months ended
     June 30, 1995 and 1996, respectively.


Note 1 - Unaudited Interim Information

The  balance  sheet  as  of  June 30,  1996  and  the  statements  of operations  for the six month periods ended June 30,  1995  and  1996 were  prepared  from the Company's books and records  without  audit.
However, in the opinion of management, such information includes  all
adjustments   (consisting  only  of  normal  accruals),   which   are
necessary  to properly reflect the financial position of the  Company as  of June 30, 1996 and the results of operations for the six months ended  June  30,  1995 and 1996.  The results of operations  for  the interim  periods  presented  are not necessarily  indicative  of  the results to be expected for a full year.


Note 2 - Organization and Significant Accounting Policies

Organization

Stat Health Care Services, Inc. (the "Company") provides home health aides to nursing homes, other long-term health-care facilities, hospitals, and private residences.

Concentration of Credit Risk

Financial  instruments  which  potentially  subject  the  Company  to
concentrations   of  credit  risk  consist  primarily   of   accounts
receivable.   The  Company  grants credit to  health-care  facilities
primarily  in  New  York  State.  The Company  periodically  performs credit  analysis and monitors the financial condition of its  clients in order to minimize credit risk.

Revenue Recognition

Revenue  is  recognized  when  services  are  rendered  at  the   net
realizable amounts expected to be received from payors, patients  and
others.    Management   believes  there  are  no   material   claims,
retroactive adjustments, or disputes with any third party payors.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code for federal income taxes.
Under these provisions, the Company is not subject to federal income taxes as a separate entity. Federal income tax is required to be included in the tax returns of the stockholders. The pro forma tax provision and net income, assuming a 34% tax rate, discloses the tax expense incurred had the Company been a C Corporation subject to federal income taxes.


Note 2 - Organization and Significant Accounting Policies (continued)

Income Taxes (continued)

The  state  and  local jurisdictions, in which the  Company  has  its operations, vary in their treatment of Subchapter S status  for  city and  state  income taxes.  Therefore, for city and state  taxes,  the
Company  files  its  income  tax returns  using  the  cash  basis  of accounting.  As such, the Company recognizes deferred tax liabilities and  assets based on the differences between the tax basis of  assets
and   liabilities  and  their  reported  amounts  in  the   financial
statements,  which  will result in taxable or deductible  amounts  in future years.

Property and Equipment

Property   and  equipment  are  stated  at  cost.   Depreciation   is
calculated  using the straight-line method over the estimated  useful lives of the related assets which is seven years.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Standards

In  March  1995,  the  Financial Accounting  Standards  Board  issued
Statement  No.  121,  "Accounting for the  Impairment  of  Long-Lived
Assets  and for Long-Lived Assets to be Disposed Of," which  requires impairment  losses  to  be  recorded on  long-lived  assets  used  in
operations  when  indicators  of  impairment  are  present  and   the
undiscounted cash flows estimated to be generated by those assets are less  than the assets' carrying amount.  Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed
of.   The Company adopted Statement 121 in 1996 the adoption of which had no effect on the Company's financial statements.

In  October 1995, the FASB issued Statement No. 123, "Accounting  for
Stock-Based Compensation" ("FAS 123").  FAS 123 establishes financial
accounting   and   reporting  standards  for   stock-based   employee
compensation  plans.   FAS 123 is effective for transactions  entered
into  in fiscal years beginning after December 15, 1995.  The Company currently  accounts  for stock-based compensation  awards  under  the
provisions  of  Accounting  Principles  Board  Opinion  No.  25,   as
permitted by FAS 123, and intends to continue to do so.


Note 3 - Notes Payable

Notes payable consist of the following:

                                               December 31,      June 30,
                                                   1995           1996
                                                                (Unaudited)
Note  payable  to a bank, interest  at  1
1/2%  over the prime rate (the prime rate
at  December 31, 1995 and June  30,  1996
was  8.50% and 8.25%, respectively),  due
in  full  on June 19, 1996.  The note  is
collateralized  by a first  lien  on  the
Company's  accounts receivable and  fixed
assets.                                       $  500,000       $575,000

Demand  note payable to a stockholder  of
the  Company, interest at 1 1/2% over the
prime rate.  The note is unsecured.           $       -        $200,000

Note 4 - Commitments

Operating Leases

The Company leases office facilities under non-cancelable operating leases. Rent expense for the years ended December 31, 1994 and 1995 was approximately $43,000 and $42,000, respectively, and for the six months ended June 30, 1995 and 1996 was approximately $14,000 and $18,000, respectively. The current lease expires in October 1996; therefore, future minimum lease payments for 1996 are approximately $27,000. The Company is anticipating renewing the agreement.


Note 5 - Related Party Transactions

Also in 1993, the Company loaned funds to House to House, Inc., which was owned by the stockholders of the Company. The loan was for start-up and operating costs of House to House, Inc. Due to poor financial results, the stockholders of House to House, Inc. decided to discontinue its operations in 1994. As a result, House to House defaulted on the loan and the balance of the loan was written off. The Company reflected bad debt expense of $21,000 and $46,323 in 1993 and 1994, respectively, relating to the note receivable.


Note 6 - Income Taxes

The components of the provision for state and city income taxes are as follows:

                            For the Year Ended    For the Six Months Ended
                               December 31,               June  30,
                           1994           1995      1995            1996
                                                         (Unaudited)
Current tax provision
     City                $  44,860   $   42,994  $   32,516    $   16,880
     State                   6,700        6,400       4,900         2,500
                            51,560       49,394      37,416        19,380
Deferred tax provision
 (benefit)
     City                   15,000       18,000     (21,000)        5,000
     State                   2,000        3,000      (3,000)        1,000
                            17,000       21,000     (24,000)        6,000

                         $  68,560   $   70,394   $  13,416     $  25,380

The current deferred tax liability in the accompanying balance sheets of $205,000 and $211,000 at December 31, 1995 and June 30, 1996,
respectively, consists primarily of differences between accrual basis financial reporting amounts and cash basis method accounting for income taxes.


Note 7 - Sale of Assets - Subsequent Event

In July 1996, the Company sold certain assets of the Company to International Nursing Services, Inc. (INS) in exchange for 200,000 shares of common stock of INS, $1,550,000 cash and warrants to purchase 125,000 common shares of INS.


Note 8 - Disclosure About Fair Value of Financial Instruments

At December 31, 1995 and June 30, 1996, the fair values of the accounts receivable and notes payable approximated carrying values because of the short-term nature of these instruments.


Note 9 - Treasury Stock

During the period ended June 30, 1996, the Company purchased 500 shares of stock from a stockholder for $400,000 in cash of which $200,000 was funded by the majority stockholder through a note payable of $200,000 (Note 3).